  As filed with the Securities and Exchange Commission on September 21, 2000
                                                   Registration No. 333-

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ______________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                            ______________________

                        FOCAL COMMUNICATIONS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                 Delaware                                  36-4167094
(State or Other Jurisdiction of Incorporation)  (I.R.S. Employer Identification No.)

                     200 North LaSalle Street, Suite 1100
                            Chicago, Illinois 60601
                   (Address of Principal Executive Offices)

      Focal Communications Corporation 2000 Employee Stock Purchase Plan
                           (Full Title of the Plan)

                            ______________________

                                Joseph A. Beatty
              Executive Vice President and Chief Financial Officer
                        Focal Communications Corporation
                      200 North LaSalle Street, Suite 1100
                            Chicago, Illinois 60601
                    (Name and Address of Agent For Service)

                                 (312) 895-8400
         (Telephone Number, Including Area Code, of Agent For Service)

                                With a copy to:
                             Elizabeth C. Kitslaar
                           Jones, Day, Reavis & Pogue
                                 77 West Wacker
                         Chicago, Illinois 60601-1692
                                 (312) 269-4114

                            ______________________

                        CALCULATION OF REGISTRATION FEE

================================================================================================================
                                                             Proposed          Proposed
                                                             Maximum            Maximum
                                           Amount To Be   Offering Price       Aggregate           Amount Of
  Title Of Securities To Be Registered      Registered    Per Share/(1)/   Offering Price/(1)/  Registration Fee
----------------------------------------------------------------------------------------------------------------
 Common Stock, par value $.01 per share   375,000 shares     $20.81          $7,803,750            $2,061.00
================================================================================================================

  (1) Estimated solely for the purpose of calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 under the Securities Act, on the basis of the average of high and low sale prices of the shares of Common Stock, par value $.01 per share, of Focal Communications Corporation (the "Common Stock"), on the Nasdaq Stock Market's National Market on September 18, 2000.

                                    PART I

             Information Required in the Section 10(a) Prospectus

       The documents containing the information specified in Part I of Form S-8 will be sent or given to participating employees as specified by Rule 428(b)(1). These documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                    PART II

              Information Required in the Registration Statement

Item 3. Incorporation of Documents by Reference

       The following documents filed by Focal Communications Corporation (the "Company" or the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference in this Registration Statement:

            (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Commission on March 10, 2000.

            (b) The Company's Quarterly Report on Form 10-Q for the Quarter ended March 31, 2000, filed with the Commission on May 12, 2000.

            (c) The Company's Quarterly Report on Form 10-Q for the Quarter ended June 30, 2000, filed with the Commission on August 14, 2000.

            (d) The Company's Definitive Proxy Statement for the Annual Meeting of Stockholders held on June 15, 2000.

            (e) The description of the Company's Common Stock contained in the Company's registration statement on Form 8-A, filed with the Commission on July 26, 1999 (Reg. No. 000-26821) (the "Form 8-A").

       All other documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment indicating that all securities offered under this Registration Statement have been sold, or deregistering all securities then remaining unsold, are also incorporated by reference and shall be a part hereof from the date of filing of such documents.

       Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superceded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supercedes such statement. Any such statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute a part of this Registration Statement.

Item 4. Description of Securities.

       Not applicable.

Item 5. Interests of Named Experts and Counsel

       Not applicable.

Item 6. Indemnification of Directors and Officers

       The Company has statutory authority to indemnify its officers and directors. The applicable provisions of the Delaware General Corporation Law state that, to the extent an officer or director is successful on the merits or otherwise, a corporation may indemnify any person who was or is a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (each, a "Person"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by such Person, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In any threatened, pending or completed action by or in the right of the corporation, a corporation also may indemnify any such Person for costs actually and reasonably incurred by him in connection with that action's defense or settlement, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to, the best interests of the corporation; however, no indemnification shall be made with respect to any claim, issue or matter as to which such Person shall have been adjudged to be liable to the corporation, unless and only to the extent that a court shall determine that such indemnity is proper.

       Under the applicable provisions of the Delaware General Corporation Law, any indemnification shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made:

            (1) By the board of directors by a majority vote of the directors who are not parties to such action, suit or proceeding, even if less than a quorum;

            (2) By a committee of directors designated by a majority vote of the directors who are not parties to such action, suit or proceeding, even if less than a quorum;

            (3) If there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

            (4)  By the stockholders.

       The Company's certificate of incorporation and bylaws provide for indemnification to the full extent permitted by the laws of the State of Delaware against and with respect to threatened, pending or completed actions, suits or proceedings arising from or alleged to arise from, a party's actions or omissions as a director, officer, employee or agent of the Company or of any subsidiary of the Company or of any other corporation, partnership, joint venture, trust or other entity which he has served in such capacity at the request of the Company if such acts or omissions occurred or were or are alleged to have occurred, while said party was a director, officer, employee or agent of the Company.

       In addition, the Company maintains liability insurance for its directors and officers.

Item 7. Exemption from Registration Claimed.

       Not applicable.

Item 8. Exhibits

Exhibit Number  Description
--------------  -----------

4.1 Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit No. 3.3 to the Company's Registration Statement on Form S-1 originally filed with the Commission on May 7, 1999 (Registration No. 333-77995) (the "S-1"))

4.2 Amendment to the Certificate of Incorporation (incorporated by reference to Exhibit No. 3.1 to the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2000, originally filed with the Commission on August 14, 2000)

4.3 Amended and Restated By-Laws (incorporated by reference to Exhibit No. 3.5 to the S-1)

4.4 Indenture with Harris Trust and Savings Bank, dated February 18, 1998 (incorporated by reference to Exhibit No. 4.1 to the Company's Registration Statement on Form S-4 originally filed with the Commission on August 13, 1998 (Registration No. 333-49397) (the "S-4"))

4.5 Initial Global 12.125% Senior Discount Note Due February 15, 2008, dated February 18, 1998 (incorporated by reference to Exhibit No. 4.2 of the S-4)

4.6 Stock Purchase Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated November 27, 1996 (incorporated by reference to Exhibit No. 4.5 of the S-4)

Exhibit Number  Description
--------------  -----------

4.7 Amendment No. 1 to Stock Purchase Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated January 23, 1998 (incorporated by reference to Exhibit No. 4.6 of the S-4)

4.8 Amendment No. 2 to Stock Purchase Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.8 to the Company's Quarterly Report on Form 10-Q for the period ending September 30, 1998, originally filed with the Commission on November 16, 1998 (the "3rd Quarter 1998 10-Q"))

4.9 Vesting Agreement with Madison Dearborn Capital Partners, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of November 27, 1996 (incorporated by reference to Exhibit No. 4.1 of the 3rd Quarter 1998 10-Q)

4.10            Vesting Agreement with Frontenac VI, L.P., Brian F. Addy, John
                R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of November 27, 1996 (incorporated by reference to Exhibit No.
                4.2 of the 3rd Quarter 1998 10-Q)

4.11            Vesting Agreement with Battery Ventures III, L.P., Brian F.
                Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of November 27, 1996 (incorporated by reference to Exhibit No. 4.3 of the 3rd Quarter 1998 10-Q)

4.12 Amendment No. 1 to Vesting Agreement and Consent as of August 21, 1998, between the Company and Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.4 of the 3rd Quarter 1998 10-Q)

4.13 Amendment No. 1 to Vesting Agreement and Consent as of August 21, 1998, between the Company and Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.5 of the 3rd Quarter 1998 10-Q)

4.14 Amendment No. 1 to Vesting Agreement and Consent as of August 21, 1998, between the Company and Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.6 of the 3rd Quarter 1998 10-Q)

Exhibit Number  Description
--------------  -----------

4.15 Form of Restricted Stock Agreement, dated September 30, 1998 between the Company and each of Brian F. Addy, John R.
                Barnicle, Joseph Beatty, and Robert C. Taylor, Jr. (incorporated by reference to Exhibit No. 4.7 of the 3rd Quarter 1998 10-Q)

4.16 Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated November 27, 1996 (incorporated by reference to Exhibit No. 4.11 of the S-4)

4.17 Amendment No. 1 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of July 7, 1998 (incorporated by reference to Exhibit No. 4.9 of the 3rd Quarter 1998 10-Q)

4.18 Amendment No. 2 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.10 of the 3rd Quarter 1998 10-Q)

4.19 Amendment No. 3 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of February 16, 1999 (incorporated by reference to Exhibit No. 4.16 to the Company's Annual Report on Form 10-K for year ended December 31, 1998 originally filed with the Commission on March 31, 1998 (the "1998 10-K"))

4.20            Executive Stock Agreement and Employment Agreement with Brian F.
                Addy, dated November 27, 1996 (incorporated by reference to Exhibit No. 4.12 of the S-4)

4.21            Executive Stock Agreement and Employment Agreement with John R.
                Barnicle, dated November 27, 1996 (incorporated by reference to Exhibit No. 4.13 of the S-4)

4.22            Executive Stock Agreement and Employment Agreement with Joseph
                A. Beatty, dated November 27, 1996 (incorporated by reference to Exhibit No. 4.14 of the S-4)

4.23            Executive Stock Agreement and Employment Agreement with Robert
                C. Taylor, Jr., dated November 27, 1996 (incorporated by reference to Exhibit No. 4.15 of the S-4)

4.24 Amendment No. 1 to Executive Employment Agreement and Consent with Brian F. Addy, dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.11 of the 3rd Quarter 1998 10-Q)

Exhibit Number  Description
--------------  -----------

4.25 Amendment No. 1 to Executive Employment Agreement and Consent with John R. Barnicle, dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.12 of the 3rd Quarter 1998 10-Q)

4.26 Amendment No. 1 to Executive Employment Agreement and Consent with Joseph Beatty, dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.13 of the 3rd Quarter 1998 10-Q)

4.27 Amendment No. 1 to Executive Employment Agreement and Consent with Robert C. Taylor, dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.14 of the 3rd Quarter 1998 10-Q)

4.28 Registration Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated November 27, 1996 (incorporated by reference to Exhibit No. 4.16 of the S-4)

4.29 Amendment No. 1 to Registration Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.15 of the 3rd Quarter 1998 10-Q)

4.30 Amendment No. 4 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of May 21, 1999 (incorporated by reference to Exhibit No. 4.27 of the S-1)

4.31 Restricted Shares Agreement with Michael L. Mael, effective as of January 31, 2000 (incorporated by reference to Exhibit No.
                4.1 to the Company's Quarterly Report on Form 10-Q for the period ending March 31, 2000, originally filed with the Commission on May 12, 2000 (the "1st Quarter 2000 10-Q")

4.32 Executive Employment Agreement with Michael L. Mael, dated as of January 8, 2000 (incorporated by reference to Exhibit No. 10.1 of the 1st Quarter 2000 10-Q)

4.33 Indenture with Harris Trust and Savings Bank, dated January 12, 2000 (incorporated by reference to Exhibit No. 4.28 to the Company's Registration Statement on Form S-4 originally filed with the Commission on April 10, 2000 (Registration No. 333-34480) (the "2000 S-4"))

4.34 Form of 11 7/8% Senior Note due January 15, 2010 No. 1 (CUSIP No. 344155AD8) (incorporated by reference to Exhibit No. 4.29 to the 2000 S-4)

Exhibit Number  Description
--------------  -----------

4.35 Form of 11 7/8% Senior Note due January 15, 2010 No. 2 (CUSIP No. U3143AB4) (incorporated by reference to Exhibit No. 4.30 to the 2000 S-4)

4.36 Exchange and Registration Agreement with Salomon Smith Barney Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated, TD Securities (USA) Inc. and Banc of America Securities LLC, dated January 12, 2000 (incorporated by reference to Exhibit No. 4.31 to the 2000 S-4)

4.37            Form of Exchange Agent Agreement with Harris Trust and
                Savings Bank (incorporated by reference to Exhibit No. 4.33 to the 2000 S-4)

4.38 Credit and Guaranty Agreement, dated as of August 25, 2000, among Focal Communications Corporation, Focal Financial Services, Inc., Certain Subsidiaries of Focal Communications Corporation, Various Lenders, Goldman Sachs Credit Partners L.P., Salomon Smith Barney Inc., Citibank, N.A. and Bank of America, N.A.

4.39            Focal Communications Corporation 2000 Employee Stock Purchase
                Plan

4.40 Form of Stock Purchase Agreement for use in connection with the 2000 Employee Stock Purchase Plan

4.41 Form of Subscription and Authorization Form for use in connection with the 2000 Employee Stock Purchase Plan

5.1             Opinion of Jones, Day, Reavis & Pogue

23.1            Consent of Jones, Day, Reavis & Pogue (included in Exhibit No.
                5.1)

23.2            Consent of Independent Public Accountants

24.1            Power of Attorney

Item 9. Undertakings

      (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

          Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to
          Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on September 21, 2000.

                              FOCAL COMMUNICATIONS CORPORATION

                              By: /s/  Robert C. Taylor, Jr.
                                 -----------------------------------------------
                                       Robert C. Taylor, Jr.
                                       President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated

           Signature                              Title                           Date
           ---------                              -----                           ----
  /s/ Robert C. Taylor, Jr.           Director, President and Chief         September 21, 2000
-----------------------------         Executive Officer (Principal
      Robert C. Taylor, Jr.           Executive Officer)

  /s/ John R. Barnicle*               Director, Executive Vice              September 21, 2000
-----------------------------         President and Chief Operating
      John R. Barnicle                Officer

  /s/ Joseph A. Beatty                Director, Executive Vice              September 21, 2000
-----------------------------         President and Chief Financial
      Joseph A. Beatty                Officer (Principal Financial
                                      Officer)

  /s/ Gregory J. Swanson              Controller (Principal Accounting      September 21, 2000
-----------------------------         Officer)
      Gregory J. Swanson

  /s/ James E. Crawford, III*         Director                              September 21, 2000
-----------------------------
      James E. Crawford, III

  /s/ Todd A. Dagres*                 Director                              September 21, 2000
--------------------------
      Todd A. Dagres

  /s/ John A. Edwardson*              Director                              September 21, 2000
--------------------------
      John A. Edwardson

  /s/ Kathleen A. Perone*             Director                              September 21, 2000
--------------------------
      Kathleen A. Perone

  /s/ James N. Perry, Jr.*            Director                              September 21, 2000
--------------------------
      James N. Perry, Jr.

  /s/ Andrew E. Sinwell*              Director                              September 21, 2000
--------------------------
      Andrew E. Sinwell

  /s/ Paul G. Yovovich*               Director                              September 21, 2000
--------------------------
      Paul G. Yovovich

* Renee M. Martin, the undersigned attorney-in-fact, by signing her name hereto, does hereby sign and execute this Registration Statement on behalf of the above indicated Registrant and officers and directors thereof (constituting a majority of the directors) pursuant to a Power of Attorney filed with the Securities and Exchange Commission.

September 21, 2000            By: /s/ Renee M. Martin
                                 -----------------------------------------------
                                    Renee M. Martin
                                    Senior Vice President and General Counsel

                                 EXHIBIT INDEX


Exhibit Number       Description                                             Location
--------------       -----------                                             --------
4.1                  Amended and Restated Certificate of                    Incorporated
                     Incorporation (incorporated by reference to            by reference
                     Exhibit No. 3.3 to the Company's Registration
                     Statement on Form S-1 originally filed with the
                     Commission on May 7, 1999 (Registration No.
                     333-77995) (the "S-1"))

4.2                  Amendment to the Certificate of Incorporation          Incorporated
                     (incorporated by reference to Exhibit No. 3.1 to       by reference
                     the Company's Quarterly Report on Form 10-Q
                     for the period ending June 30, 2000, originally
                     filed with the Commission on August 14, 2000)

4.3                  Amended and Restated By-Laws (incorporated             Incorporated
                     by reference to Exhibit No. 3.5 to the S-1)            by reference

4.4                  Indenture with Harris Trust and Savings Bank,          Incorporated
                     dated February 18, 1998 (incorporated by               by reference
                     reference to Exhibit No. 4.1 to the Company's
                     Registration Statement on Form S-4 originally
                     filed with the Commission on August 13, 1998
                     (Registration No. 333-49397) (the "S-4"))

4.5                  Initial Global 12.125% Senior Discount Note Due        Incorporated
                     February 15, 2008, dated February 18, 1998             by reference
                     (incorporated by reference to Exhibit No. 4.2 of
                     the S-4)

4.6                  Stock Purchase Agreement with Madison                  Incorporated
                     Dearborn Capital Partners, L.P., Frontenac VI,         by reference
                     L.P., Battery Ventures III, L.P., Brian F. Addy,
                     John R. Barnicle, Joseph Beatty, and Robert C.
                     Taylor Jr., dated November 27, 1996
                     (incorporated by reference to Exhibit No. 4.5 of
                     the S-4)

4.7                  Amendment No. 1 to Stock Purchase Agreement            Incorporated
                     with Madison Dearborn Capital Partners, L.P.,          by reference
                     Frontenac VI, L.P., Battery Ventures III, L.P.,
                     Brian F. Addy, John R. Barnicle, Joseph Beatty,
                     and Robert C. Taylor Jr., dated January 23, 1998
                     (incorporated by reference to Exhibit No. 4.6 of
                     the S-4)


Exhibit Number       Description                                               Location
--------------       -----------                                               --------
4.8                   Amendment No. 2 to Stock Purchase Agreement            Incorporated
                      with Madison Dearborn Capital Partners, L.P.,          by reference
                      Frontenac VI, L.P., Battery Ventures III, L.P.,
                      Brian F. Addy, John R. Barnicle, Joseph Beatty,
                      and Robert C. Taylor Jr., dated as of August 21,
                      1998 (incorporated by reference to Exhibit No.
                      4.8 to the Company's Quarterly Report on Form
                      10-Q for the period ending September 30, 1998,
                      originally filed with the Commission on
                      November 16, 1998 (the "3rd Quarter 1998 10-
                      Q"))

4.9                   Vesting Agreement with Madison Dearborn                Incorporated
                      Capital Partners, L.P., Brian F. Addy, John R.         by reference
                      Barnicle, Joseph Beatty and Robert C. Taylor,
                      Jr., dated as of November 27, 1996
                      (incorporated by reference to Exhibit No. 4.1 of
                      the 3rd Quarter 1998 10-Q)

4.10                  Vesting Agreement with Frontenac VI, L.P.,             Incorporated
                      Brian F. Addy, John R. Barnicle, Joseph Beatty         by reference
                      and Robert C. Taylor, Jr., dated as of
                      November 27, 1996 (incorporated by reference
                      to Exhibit No. 4.2 of the 3rd Quarter 1998 10-Q)

4.11                  Vesting Agreement with Battery Ventures III,           Incorporated
                      L.P., Brian F. Addy, John R. Barnicle, Joseph          by reference
                      Beatty and Robert C. Taylor, Jr., dated as of
                      November 27, 1996 (incorporated by reference
                      to Exhibit No. 4.3 of the 3rd Quarter 1998 10-Q)

4.12                  Amendment No. 1 to Vesting Agreement and               Incorporated
                      Consent as of August 21, 1998, between the             by reference
                      Company and Madison Dearborn Capital
                      Partners, L.P., Frontenac VI, L.P., Battery
                      Ventures III, L.P., Brian F. Addy, John R.
                      Barnicle, Joseph Beatty and Robert C. Taylor,
                      Jr., dated as of August 21, 1998 (incorporated by
                      reference to Exhibit No. 4.4 of the 3rd Quarter
                      1998 10-Q)

4.13                  Amendment No. 1 to Vesting Agreement and               Incorporated
                      Consent as of August 21, 1998, between the             by reference
                      Company and Madison Dearborn Capital
                      Partners, L.P., Frontenac VI, L.P., Battery
                      Ventures III, L.P., Brian F. Addy, John R.
                      Barnicle, Joseph Beatty and Robert C. Taylor,
                      Jr., dated as of August 21, 1998 (incorporated by
                      reference to Exhibit No. 4.5 of the 3rd Quarter
                      1998 10-Q)


Exhibit Number        Description                                              Location
--------------        -----------                                              --------
4.14                  Amendment No. 1 to Vesting Agreement and               Incorporated
                      Consent as of August 21, 1998, between the             by reference
                      Company and Madison Dearborn Capital
                      Partners, L.P., Frontenac VI, L.P., Battery
                      Ventures III, L.P., Brian F. Addy, John R.
                      Barnicle, Joseph Beatty and Robert C. Taylor,
                      Jr., dated as of August 21, 1998 (incorporated by
                      reference to Exhibit No. 4.6 of the 3rd Quarter
                      1998 10-Q)

4.15                  Form of Restricted Stock Agreement, dated              Incorporated
                      September 30, 1998 between the Company and             by reference
                      each of Brian F. Addy, John R. Barnicle, Joseph
                      Beatty, and Robert C. Taylor, Jr. (incorporated
                      by reference to Exhibit No. 4.7 of the 3rd Quarter
                      1998 10-Q)

4.16                  Stockholders Agreement with Madison Dearborn           Incorporated
                      Capital Partners, L.P., Frontenac VI, L.P.,            by reference
                      Battery Ventures III, L.P., Brian F. Addy, John R.
                      Barnicle, Joseph Beatty, and Robert C. Taylor
                      Jr., dated November 27, 1996 (incorporated by
                      reference to Exhibit No. 4.11 of the S-4)

4.17                  Amendment No. 1 to Stockholders Agreement              Incorporated
                      with Madison Dearborn Capital Partners, L.P.,          by reference
                      Frontenac VI, L.P., Battery Ventures III, L.P.,
                      Brian F. Addy, John R. Barnicle, Joseph Beatty,
                      and Robert C. Taylor Jr., dated as of July 7,
                      1998 (incorporated by reference to Exhibit No.
                      4.9 of the 3rd Quarter 1998 10-Q)

4.18                  Amendment No. 2 to Stockholders Agreement              Incorporated
                      with Madison Dearborn Capital Partners, L.P.,          by reference
                      Frontenac VI, L.P., Battery Ventures III, L.P.,
                      Brian F. Addy, John R. Barnicle, Joseph Beatty,
                      and Robert C. Taylor Jr., dated as of August 21,
                      1998 (incorporated by reference to Exhibit No.
                      4.10 of the 3rd Quarter 1998 10-Q)

4.19                 Amendment No. 3 to Stockholders Agreement              Incorporated
                     with Madison Dearborn Capital Partners, L.P.,          by reference
                     Frontenac VI, L.P., Battery Ventures III, L.P.,
                     Brian F. Addy, John R. Barnicle, Joseph Beatty,
                     and Robert C. Taylor Jr., dated as of February
                     16, 1999 (incorporated by reference to Exhibit
                     No. 4.16 to the Company's Annual Report on
                     Form 10-K for year ended December 31, 1998
                     originally filed with the Commission on March 31,
                     1998 (the "1998 10-K"))



Exhibit Number       Description                                                  Location
--------------       -----------                                                  --------
4.20                 Executive Stock Agreement and Employment                   Incorporated
                     Agreement with Brian F. Addy, dated November               by reference
                     27, 1996 (incorporated by reference to Exhibit
                     No. 4.12 of the S-4)

4.21                 Executive Stock Agreement and Employment                   Incorporated
                     Agreement with John R. Barnicle, dated                     by reference
                     November 27, 1996 (incorporated by reference
                     to Exhibit No. 4.13 of the S-4)

4.22                 Executive Stock Agreement and Employment                   Incorporated
                     Agreement with Joseph A. Beatty, dated                     by reference
                     November 27, 1996 (incorporated by reference
                     to Exhibit No. 4.14 of the S-4)

4.23                 Executive Stock Agreement and Employment                   Incorporated
                     Agreement with Robert C. Taylor, Jr., dated                by reference
                     November 27, 1996 (incorporated by reference
                     to Exhibit No. 4.15 of the S-4)

4.24                 Amendment No. 1 to Executive Employment                    Incorporated
                     Agreement and Consent with Brian F. Addy,                  by reference
                     dated as of August 21, 1998 (incorporated by
                     reference to Exhibit No. 4.11 of the 3rd Quarter
                     1998 10-Q)

2.25                  Amendment No. 1 to Executive Employment                   Incorporated
                      Agreement and Consent with John R. Barnicle,              by reference
                      dated as of August 21, 1998 (incorporated by
                      reference to Exhibit No. 4.12 of the 3rd Quarter
                      1998 10-Q)

4.26                  Amendment No. 1 to Executive Employment                   Incorporated
                      Agreement and Consent with Joseph Beatty,                 by reference
                      dated as of August 21, 1998 (incorporated by
                      reference to Exhibit No. 4.13 of the 3rd Quarter
                      1998 10-Q)

4.27                  Amendment No. 1 to Executive Employment                   Incorporated
                      Agreement and Consent with Robert C. Taylor,              by reference
                      dated as of August 21, 1998 (incorporated by
                      reference to Exhibit No. 4.14 of the 3rd Quarter
                      1998 10-Q)

4.28                  Registration Agreement with Madison Dearborn              Incorporated
                      Capital Partners, L.P., Frontenac VI, L.P.,               by reference
                      Battery Ventures III, L.P., Brian F. Addy, John R.
                      Barnicle, Joseph Beatty, and Robert C. Taylor
                      Jr., dated November 27, 1996 (incorporated by
                      reference to Exhibit No. 4.16 of the S-4)


Exhibit Number       Description                                               Location
--------------       -----------                                               --------
4.29                  Amendment No. 1 to Registration Agreement              Incorporated
                      with Madison Dearborn Capital Partners, L.P.,          by reference
                      Frontenac VI, L.P., Battery Ventures III, L.P.,
                      Brian F. Addy, John R. Barnicle, Joseph Beatty,
                      and Robert C. Taylor Jr., dated as of August 21,
                      1998 (incorporated by reference to Exhibit No.
                      4.15 of the 3rd Quarter 1998 10-Q)

4.30                  Amendment No. 4 to Stockholders Agreement              Incorporated
                      with Madison Dearborn Capital Partners, L.P.,          by reference
                      Frontenac VI, L.P., Battery Ventures III, L.P.,
                      Brian F. Addy, John R. Barnicle, Joseph Beatty
                      and Robert C. Taylor, Jr., dated as of May 21,
                      1999 (incorporated by reference to Exhibit No.
                      4.27 of the S-1)

4.31                  Restricted Shares Agreement with Michael L.            Incorporated
                      Mael, effective as of January 31, 2000                 by reference
                      (incorporated by reference to Exhibit No. 4.1 to
                      the Company's Quarterly Report on Form 10-Q
                      for the period ending March 31, 2000, originally
                      filed with the Commission on May 12, 2000 (the
                      "1st Quarter 2000 10-Q")

4.32                  Executive Employment Agreement with Michael            Incorporated
                      L. Mael, dated as of January 8, 2000                   by reference
                      (incorporated by reference to Exhibit No. 10.1 of
                      the 1st Quarter 2000 10-Q)

4.33                  Indenture with Harris Trust and Savings Bank,          Incorporated
                      dated January 12, 2000 (incorporated by                by reference
                      reference to Exhibit No. 4.28 to the Company's
                      Registration Statement on Form S-4 originally
                      filed with the Commission on April 10, 2000
                      (Registration No. 333-34480) (the "2000 S-4"))

4.34                  Form of 11 7/8% Senior Note due January 15,            Incorporated
                      2010 No. 1 (CUSIP No. 344155AD8)                       by reference
                      (incorporated by reference to Exhibit No. 4.29 to
                      the 2000 S-4)

4.35                  Form of 11 7/8% Senior Note due January 15,            Incorporated
                      2010 No. 2 (CUSIP No. U3143AB4)                        by reference
                      (incorporated by reference to Exhibit No. 4.30 to
                      the 2000 S-4)


Exhibit Number       Description                                             Location
--------------       -----------                                             --------
4.36                 Exchange and Registration Agreement with              Incorporated
                     Salomon Smith Barney Inc., Donaldson, Lufkin &        by reference
                     Jenrette Securities Corporation, Morgan Stanley
                     & Co. Incorporated, TD Securities (USA) Inc. and
                     Banc of America Securities LLC, dated January
                     12, 2000 (incorporated by reference to Exhibit
                     No. 4.31 to the 2000 S-4)

4.37                 Form of Exchange Agent Agreement with Harris          Incorporated
                     Trust and Savings Bank (incorporated by               by reference
                     reference to Exhibit No. 4.33 to the 2000 S-4)

4.38                 Credit and Guaranty Agreement, dated as of            Filed herewith
                     August 25, 2000, among Focal Communications
                     Corporation, Focal Financial Services, Inc.,
                     Certain Subsidiaries of Focal Communications
                     Corporation, Various Lenders, Goldman Sachs
                     Credit Partners L.P., Salomon Smith Barney Inc.,
                     Citibank, N.A. and Bank of America, N.A.

4.39                 Focal Communication Corporation 2000 Employee         Filed herewith
                     Stock Purchase Plan

4.40                 Form of Stock Purchase Agreement for use in           Filed herewith
                     connection with the 2000 Employee Stock Purchase
                     Plan

4.41                 Form of Subscription and Authorization Form for       Filed herewith
                     use in connection with the 2000 Employee Stock
                     Purchase Plan

5.1                  Opinion of Jones, Day, Reavis & Pogue                 Filed herewith

23.1                 Consent of Jones, Day, Reavis & Pogue (included in    Filed herewith
                     Exhibit No. 5.1)

23.2                 Consent of Independent Public Accountants             Filed herewith

24.1                 Power of Attorney                                     Filed herewith